BEACON POWER CORPORATION
                         RESTRICTED STOCK UNIT AGREEMENT

         This Restricted Stock Unit Agreement (the "Agreement"), dated as of February 15, 2005 (the "Effective Date"), is by and between Beacon Power Corporation ("Company") and _____________________ ("Employee"), an employee of Company.

         WHEREAS, this Agreement is intended to provide Employee deferred compensation in the form of restricted stock units (or "RSUs") that convert into shares of Company's common stock, in lieu of a cash bonus, through establishing and evaluating targets and awards for Employee, with Employee having the right to convert his or her RSUs into shares at any time after such grant;

         NOW THEREFORE, it is agreed as follows:

1.   Accrual and Grant of Restricted Stock Unit Award.

     (a) General. Subject to the terms and conditions of this Agreement and pursuant to Company's Second Amended and Restated 1998 Stock Incentive Plan (the "Plan"), Company hereby accrues, and thereafter to grant, RSUs to Employee based on Employee's having achieved certain targets, as described on the attached Schedule A with respect to 2004.

     (b) Grants of Accrued RSUs. As RSUs have accrued for 2004 (as described above in paragraph (a)), then on the four grant dates set forth in Schedule B (each a "Grant Date"), the Company shall be considered to have granted to the Employee one-fourth of the total of RSUs so accrued. Thus, accruals from 2004 result in grants in 2005.

2.   Conversion to Common Stock.

     Each RSU shall represent the right to receive one (1) share of Common Stock, subject to the terms and conditions of this Agreement. Employee shall have the right to convert each granted RSU into one (1) share of Common Stock at any time on or after the applicable Grant Date, by delivering written notice of such exercise to Company; provided, that, if the applicable Grant Date occurs during a period in which Employee is (a) subject to a lock-up agreement restricting Employee's ability to sell Common Stock in the open market, (b) restricted from selling Common Stock in the open market because a trading window is not available, in the opinion of Company, or (c) trading is otherwise not appropriate, in the opinion of Company, Employee's right to convert such granted RSUs into shares of Common Stock shall be delayed until the date immediately following the expiration of the lock-up agreement or the opening of a trading window or confirmation by Company that trading is appropriate, as the case may be.

3.   Termination of Employment.

Notwithstanding anything in this Agreement to the contrary:

     (a) RSUs That Are Already Accrued and Granted. If Employee's employment is terminated by either party, Employee will retain all RSUs which have already been granted (pursuant to the Grant Dates in Schedule B) to Employee before the "Termination Notice Date", defined to mean the date on which Employee notifies Company that Employee will resign (if earlier than the date of resignation) or the date on which Company notifies Employee that employment will be terminated (if earlier than the date of termination). Also, Employee shall not have the right to receive a grant of any RSUs with respect to the period after the Termination Notice Date.

     (b) RSUs That Are Accrued, but Not Yet Granted, Before the Termination Notice. If Employee's employment is terminated by Company, then Employee shall also have the right to continue receiving grants with respect to the accrual period ending on the Termination Notice Date (including, if applicable, for the pro rata portion of any partial quarter before such Termination Notice Date). Such grants shall occur on the timetable specified in Schedule B. If the employment is terminated by the Employee, then Employee will not be entitled to receive grants of RSUs that might have accrued before Termination Notice.

4.   Nontransferability of Agreement and RSUs.

     This Agreement and the RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered by Employee, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Notwithstanding the foregoing, Employee's transfer to a revocable trust that is solely for the benefit of Employee and Employee's spouse and/or issue during Employee's lifetime and transfer under such trust at Employee's death to the trust's intended beneficiaries shall not be deemed to be prohibited by the foregoing provisions. If any person other than Employee, Employee's then current spouse, and Employee's issue shall possess a vested interest in such trust during the lifetime of Employee, such interest shall not be recognized hereunder as giving such person any right to the benefit of any RSUs or the shares of Common Stock issuable upon conversion thereof. In such event the RSUs shall revest in Employee as if such transfer in trust had not occurred.

5.   No Right to Continued Employment.

     This Agreement shall not confer upon Employee any right with respect to continuance of employment by Company, nor shall it interfere in any way with the right of Company to terminate Employee's employment at any time.

6.   No Right as Stockholder.

     Employee shall not be entitled to vote any shares of Common Stock that may be acquired through conversion of RSUs to Common Stock, shall not receive any dividends attributed to such shares of Common Stock, and shall have no other rights of a stockholder with respect to the RSUs unless and until the Common Stock issuable upon conversion of the RSUs has been delivered to Employee.

7.   Compliance with Law and Regulations.

     This Agreement and the obligation of Company to issue and deliver shares of Common Stock upon conversion of the RSUs shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Moreover, the RSUs shall not be converted to Common Stock if such conversion would be contrary to applicable law.

8.   Adjustment to Common Stock.

     In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, the number and class of securities each RSU shall be convertible into under this Agreement shall be appropriately adjusted by Company to the extent the Board shall determine, in good faith, that such an adjustment is necessary and appropriate. As used in this Agreement, "Board" shall mean Company's Board of Directors. All references in this Agreement to the "Board" shall mean the Board or a committee of the Board to the extent that the Board's powers or authority under this Agreement have been delegated to a committee pursuant to the Plan.

9.   Withholding.

     Employee shall pay to Company, or make provision satisfactory to Company for payment of, any taxes required by law to be withheld in connection with this Agreement no later than each Grant Date upon which Company grants RSUs to Employee. Employee may satisfy such tax obligations by delivering to Company (i) cash in the form of wire transfer or check or (ii) shares of Common Stock, including shares retained from this Agreement, valued at their fair market value as determined by (or in a manner approved by) Company in good faith or (iii) a combination of (i) and (ii). Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to Employee.

10.  Common Stock Reserved.

     Company shall at all times during the term of this Agreement reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

11.  Securities Act Exemption.

     The RSUs have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Employee hereby confirms that Employee has been informed that any RSUs acquired hereunder are restricted securities under the Securities Act and may not be resold or transferred unless such RSUs are first registered under applicable securities laws or unless an exemption from registration is available. Company shall in no event be obligated to register any securities pursuant to the Securities Act or to take any other affirmative action in order to cause the issuance or transfer of RSUs acquired pursuant to this Agreement to comply with any law or regulation of any governmental authority.

12.  Delaware Law to Govern.

     This Agreement shall be construed and administered in accordance with and governed by the laws of the State of Delaware (without giving effect to any conflict or choice of laws provisions thereof that would cause the application of the domestic substantive laws of any other jurisdiction).

13.  Notices.

     Any notice hereunder to Company shall be addressed to Company at its principal business office, 234 Ballardvale Street, Wilmington, MA 01887, and any notice hereunder to Employee shall be sent to the address reflected on the payroll records of Company, subject to the right of either party to designate at any time hereafter in writing some other address.

14.  Amendment of Agreement.

     Company may amend, modify or terminate this Agreement, provided that Employee's consent to such action shall be required unless Company determines that the action, taking into account any related action, would not materially and adversely affect Employee.

15.  Successors and Assigns; No Third Party Beneficiaries.

     Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. There are no third party beneficiaries of this Agreement.

16.  Provisions of the Plan.

     This Agreement is subject to the provisions of the Plan, a copy of which Employee hereby acknowledges receiving with this Agreement.

17.  Entire Agreement.

     This Agreement and the Plan constitute the full and entire understanding and agreement of the parties with regard to the RSUs and supersede in their entirety all other prior agreements, whether oral or written, with respect thereto.

18.  Severability;   Titles  and   Subtitles;   Gender;   Singular  and  Plural;
     Counterparts; Facsimile.

     (a) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     (b) The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     (c) The use of any gender in this Agreement shall be deemed to include the other genders, and the use of the singular in this Agreement shall be deemed to include the plural (and vice versa), wherever appropriate.

     (d) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

     (e) Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the Effective Date.

EMPLOYEE:                              BEACON POWER CORPORATION

By:                                    By:
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         Signature                             Signature

Name:                                  Name:
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Address:                               Title:
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